Exhibit 99.1
GLG PARTNERS REPORTS THIRD QUARTER 2007 EARNINGS
•	Net income of $46 million; Adjusted net income of $29 million, up 160% from Q3 2006

•	Net assets under management of $20.5 billion, up 49% from Q3 2006

•	Total inflows of $1.8 billion during Q3 2007, including managed account inflows and gross fund-based inflows
London, October 24, 2007 — GLG Partners (GLG), a leading alternative asset manager, today reported net income of $46 million for the quarter ended September 30, 2007 and $375 million for the first nine months of 2007. Adjusted net income (net income less limited partner profit share) was $29 million, up 160% year-over-year, for the quarter ended September 30, 2007 and $168 million, up 99% year-over-year, for the first nine months of 2007.
GLG’s net assets under management as of September 30, 2007 reached $20.5 billion (net of assets invested from other GLG managed funds), up 10% from June 30, 2007 and 49% from September 30, 2006. GLG’s gross assets under management (including assets invested from other GLG managed funds) were $23.6 billion at September 30, 2007, up 10% from June 30, 2007 and 48% from September 30, 2006. A combination of performance and healthy inflows drove the growth in assets under management (AUM) as set forth below in Table 1.
“Our diversified model continued to work in the volatile markets of the summer, showing particular strength in Emerging Markets, led by Greg Coffey, and in the European strategies, led by GLG Co-Founder, Pierre Lagrange, as well as substantial net inflows broadly in our alternative strategies”, said Noam Gottesman, Co-Founder, Managing Director and Co-CEO of GLG. “We are looking forward to the upcoming completion of the reverse acquisition transaction with Freedom Acquisition Holdings in the coming weeks and remain excited about the prospects for the future expansion and growth of our business.”

Table 1: Assets Under Management
(USD in millions)

	As of September 30,
	2007	2006

Gross Fund-Based AUM	$21,524	$14,519
Managed Accounts AUM	1,905	1,042
Cash and Other Securities	164	372
Gross AUM	$23,593	$15,932
YoY % Change	48%
Net AUM	$20,466	$13,718
YoY % Change	49%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Opening Gross Fund-Based AUM	$19,485	$14,351	$16,053	$11,484
Fund-based inflows (net of redemptions)	1,798	(72)	3,350	1,541
Fund-based net performance (gains net of losses)	241	240	2,121	1,494

Closing Gross Fund-Based AUM	$21,524	$14,519	$21,524	$14,519

% of Opening Gross Fund-Based AUM
Gross Fund-based inflows (net of redemptions)	9.2%	(0.5%)	20.9%	13.4%
Gross Fund-based net performance (gains net of losses)	1.2%	1.7%	13.2%	13.0%

Opening Managed Accounts AUM	$1,843	$937	$1,233	$335
Inflows (net of redemptions)	38	96	457	766
Net performance (gains net of losses)	24	8	215	(60)

Closing Managed Accounts AUM	$1,905	$1,042	$1,905	$1,042

% of Opening Managed Accounts AUM
Inflows (net of redemptions)	2.1%	10.3%	37.1%	228.8%
Net Performance (gains net of losses)	1.3%	0.9%	17.5%	(17.9%)
Note: Net performance is based on both opening AUM and inflows during the period and can be influenced by heavy inflows and fluctuations in currencies.
Financial Summary
For Q3 2007, total net revenues and other income was up 79% to $103 million compared to $57 million in the same quarter last year, primarily due to increased management fees as a result of performance and strong inflows across the GLG managed funds. For the first nine months of 2007, total net revenues and other income increased 78% over the first nine months of 2006 to $594 million.

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Performance fees were immaterial in Q3 2007 as it is our practice to recognize performance fees when they crystallize, generally on June 30 and December 31 of each year. Accordingly, when Q4’s performance fees are reported they will reflect crystallized second half performance.
Management and administration fees totaled $95 million or 1.9% of average net AUM for Q3 2007, increases of 69% and 29 basis points (bps), respectively, from the same quarter in 2006. For the first nine months of 2007, management and administration fees totaled $242 million, or 1.8% of average net AUM, increases of 56% and 16 bps, respectively, over the first nine months of 2006. Other income of $7 million reflects primarily currency related gains on cash held on our balance sheet during Q3 2007.
The total level of comprehensive limited partner profit share, compensation and benefits (“PSCB”) rose by 60% for Q3 to $46 million. This is down by 539 bps to 45% when expressed as a percentage of revenues, versus the same period last year. PSCB is a financial measure not prepared under U.S. generally accepted accounting principles, or GAAP, and includes limited partner profit share as described below under “Non-GAAP Financial Measures.” Employee compensation and benefits for Q3 2007 increased $25 million over the same quarter last year to $29 million primarily due to the reversal in Q3 2006 of selected employee compensation and benefits accruals as certain key personnel ceased to be employees and became participants in the limited partner profit share arrangement.
Please note that compensation expense and limited partner profit share tied to fund performance is only recognized when the related performance fees crystallize, generally on June 30 and December 31 of each year. When Q4 is ultimately reported, the portion of compensation expense and limited partner profit share tied to performance will reflect crystallized second half performance as well as any adjustments to amounts accrued in the first half.
PSCB for the first nine months of 2007 increased by 63% to $318 million but fell by roughly 471 bps to 54% when expressed as a percentage of revenues when compared with the same period a year ago. Employee compensation and benefits for the first nine months of 2007 fell by 6% year-over-year to $111 million as a result of certain key personnel ceasing to be employees when GLG established its limited partner profit share arrangement in 2006.
General, administrative, and other expenses for Q3 2007 increased 56% to $26 million year-over-year, but fell 372 bps as a percentage of revenues to 25%. For the first nine months of 2007, these expenses rose 82% year-over-year to $80 million or by 29 bps to 13% when expressed as a percentage of revenues, reflecting increases in operating costs due to significant growth in the business as well as certain one-time costs recognized in the first half of 2007.

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“Our risk management and controls infrastructure performed well in what proved to be a turbulent period for capital markets globally”, said Emmanuel Roman, Co-CEO and Managing Director of GLG. “Furthermore, our operations continue to scale and we are encouraged by the initial momentum with our new strategic partners, Istithmar and Sal. Oppenheim.”
Investor/Analyst Conference Call and Webcast
GLG will be hosting a conference call for investors and analysts today at 11:00 AM EDT (New York City) / 4:00 PM BST (Guernsey/London). The dial-in number for the live conference call is +1 866 238 1665 in the US or +44 (0)207 15 32 010 in the UK. To access a webcast of the conference call, please register via GLG’s website www.glgpartners.com.
The conference call replay can be accessed by dialing +1 888 266 2081 in the US or +1 703 925 2533 in the UK and entering access code #1156360. The webcast replay of the conference call will also be available on the Company’s website at www.glgpartners.com. Both the dial-in and webcast replay of the call will be available beginning on October 24, 2007 at 2pm EST or 7pm BST until November 7, 2007.
About GLG
GLG, the largest independent alternative asset manager in Europe and one of the largest in the world, offers its base of long-standing prestigious clients a diverse range of investment products and account management services. GLG’s focus is on preserving client’s capital and achieving consistent, superior absolute returns with low volatility and low correlations to both the equity and fixed income markets. Since its inception in 1995, GLG has built on the roots of its founders in the private wealth management industry to develop into one of the world’s largest and most recognized alternative investment managers, while maintaining its tradition of client-focused product development and customer service. As of September 30, 2007, GLG managed gross AUM of over $23 billion.
Forward-looking Statements
This press release contains statements relating to future results that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds; performance of GLG managed investment funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG’s key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG’s business in size and geographically;

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operational risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG’s resources; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations; costs related to the proposed acquisition; failure to obtain the required approvals of stockholders of Freedom Acquisition Holdings, Inc. for the proposed acquisition transaction; and risks that the closing of the transaction is substantially delayed or that the transaction does not close, as well as other risks and uncertainties, including those set forth in the definitive proxy statement filed by Freedom with the Securities and Exchange Commission on October 11, 2007. These forward-looking statements are made only as of the date hereof, and GLG undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Contacts:
Investors/analysts:

GLG:	Simon White
Chief Financial Officer
+44 (0)20 7016 7000
simon.white@glgpartners.com

Michael Hodes
Acting Director of Investor Relations
+1 212 224 7223
michael.hodes@glgpartners.com

Media:

Finsbury:	Rupert Younger/Amanda Lee
+44 (0)20 7251 3801
rupert.younger@finsbury.com
amanda.lee@finsbury.com

Andy Merrill
+ 1 212 303 7600
andy.merrill@finsbury.com

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GLG
Unaudited Combined Statement of Operations
(USD in thousands)

	Three Months Ended
	September 30,
	2007	2006	% Change

Net revenues and other income

Management fees	$78,558	$47,010	67%
Performance fees	803	1,102	NM
Administration fees	16,306	9,128	79%
Other	6,905	—	NM

Total net revenues and other income	102,572	57,240	79%

Expenses

Employee compensation and benefits	(28,959)	(3,735)	NM
General, administrative and other	(25,891)	(16,576)	56%

	(54,850)	(20,311)	170%

Income from operations	47,722	36,929	29%
Interest income, net	3,048	1,029	196%

Income before income taxes	50,770	37,958	34%
Income taxes	(4,735)	(1,803)	163%

GAAP Net income	$46,035	$36,155	27%

	Nine Months Ended
	September 30,
	2007	2006	% Change

Net revenues and other income

Management fees	$198,892	$129,981	53%
Performance fees	343,835	177,047	94%
Administration fees	42,986	25,050	72%
Other	7,875	1,883	318%

Total net revenues and other income	593,588	333,961	78%

Expenses

Employee compensation and benefits	(110,526)	(118,194)	NM
General, administrative and other	(79,634)	(43,721)	82%

	(190,160)	(161,915)	NM

Income from operations	403,428	172,046	134%
Interest income, net	4,694	3,603	30%

Income before income taxes	408,122	175,649	132%
Income taxes	(33,020)	(14,803)	123%

GAAP Net income	$375,102	$160,846	133%

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GLG
Combined Balance Sheet
(USD in thousands)

	As of September 30,	As of December 31,
	2007	2006
	(unaudited)
Assets

Cash and cash equivalents	$391,732	$273,148
Investments	163	201
Fees receivable	40,687	251,963
Prepaid expenses and other assets	32,647	25,944

Property and equipment (net of accumulated depreciation and amortization of $11,669 and $10,117 respectively)	8,966	6,121

Total Assets	$474,195	$557,377

Liabilities and Members’ Equity

Current Liabilities
Rebates and sub-administration fees payable	$19,473	$19,146
Accrued compensation and benefits	63,199	102,507
Income taxes payable	19,038	25,094
Distributions payable	71,311	9,310
Accounts payable and other accruals	14,753	19,716
Other liabilities	3,654	5,100

Total Current Liabilities	191,428	180,873

Non-Current Liabilities
Loan payable	13,000	13,000
Minority Interest	2,031	1,552

Total Non-Current Liabilities	15,031	14,552

Commitments and Contingencies	—	—

Total Liabilities	206,459	195,425

Members’ Equity
Members’ equity	6,843	6,356
Retained Earnings	257,238	352,690
Accumulated other comprehensive income	3,655	2,906

Total Members’ Equity	267,736	361,952

Total Liabilities and Members’ Equity	$474,195	$557,377

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GLG
Non-GAAP Adjusted Net Income for the Three and Nine Months Ended September 30, 2007 and September 30, 2006
(USD in thousands)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2007	2006	% Change	2007	2006	% Change

Derivation of non-GAAP adjusted net income

GAAP Net income	$46,035	$36,155	27%	$375,102	$160,846	133%

Deduct: limited partner profit share	(17,000)	(25,000)	(32%)	(207,500)	(76,530)	171%

Non-GAAP adjusted net income	$29,035	$11,155	160%	$167,602	$84,316	99%

GLG
Non-GAAP Expenses for the Three and Nine Months Ended September 30, 2007 and September 30, 2006
(USD in thousands)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2007	2006	% Change	2007	2006	% Change

Non-GAAP expenses

GAAP employee compensation and benefits	$(28,959)	$(3,735)		$(110,526)	$(118,194)

Limited partner profit share	(17,000)	(25,000)		(207,500)	(76,530)

Non-GAAP Comprehensive limited partner profit share, compensation and benefits	$(45,959)	$(28,735)	60%	$(318,026)	$(194,724)	63%

GAAP General, administrative and other	(25,891)	(16,576)	56%	(79,634)	(43,721)	82%

Non-GAAP total expenses	$(71,850)	$(45,311)	59%	$(397,660)	$(238,445)	67%

Non-GAAP Financial Measures
GLG presents certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principals, or GAAP, in addition to financial results prepared in accordance with GAAP.
Comprehensive Limited Partner Profit Share, Compensation and Benefits (“PSCB”): GLG’s management assesses its personnel-related expenses based on the measure “non-GAAP comprehensive limited partner profit share, compensation and benefits”, or non-GAAP PSCB. This non-GAAP financial measure reflects GAAP employee compensation and benefits, adjusted to include the limited partner profit shares.
Beginning in mid-2006, GLG entered into partnerships with a number of its key personnel who ceased to be employees and instead became holders of direct or indirect limited partnership interests in certain GLG entities. These individuals continue to provide services to GLG, either directly or through two limited liability partnerships. Through their partnership interests, these key individuals are entitled to profit shares in the form of priority distributions paid as partnership draws. In addition they may be entitled to an additional discretionary limited partner profit share. The key personnel that are participants in the limited partner profit share arrangement described above do not receive salaries or discretionary bonuses from GLG.
Under GAAP, limited partner profit share cannot be presented as employee compensation expense. However, management believes that it is more appropriate to treat limited partner profit share as expense when considering business performance because it reflects the cost of the services provided to GLG by these participants in the limited partner profit share arrangement. As a result, GLG presents the measure non-GAAP PSCB to show the total cost of the services provided to GLG by both participants in the limited partner profit share arrangement and employees. For purposes of this non-GAAP financial measure, GLG recognizes the limited partner profit share in the period in which the revenues related to the limited partner profit share are recognized, rather than the period in which the limited partner profit share distributions are made.
Non-GAAP PSCB is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP employee compensation and benefits.
Adjusted Net Income: GLG’s management assesses the underlying performance of its business based on the measure “adjusted net income”, which adjusts for the difference between GAAP employee compensation and benefits and non-GAAP PSCB as discussed above. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG’s operating performance or any other measures of performance derived in accordance with GAAP.
GLG is providing these non-GAAP financial measures to enable investors, securities analysts and other interested parties to perform additional financial analysis of GLG’s personnel-related costs and its earnings from operations and because it believes that they will be helpful to investors in understanding all components of the personnel-related costs of GLG’s business. GLG’s management believes that the non-GAAP financial measures also enhance comparisons of GLG’s core results of operations with historical periods. In particular, GLG believes that the non-GAAP adjusted net income measure better represents profits available for distribution to stockholders than does GAAP net income.
Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by GLG may be different from non-GAAP financial measures used by other companies.

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GLG
Financial Supplement

(USD in millions)	Q32007	Q22007	Q32006	LTM(1)	YTD(2)

Gross AUM	23,593	21,522	15,932	23,593	23,593

Net AUM	20,466	18,585	13,718	20,466	20,466

Average net AUM	19,533	17,343	13,592	16,805	17,576

(USD in thousands)

Management fees	78,558	62,991	47,010	255,184	198,892

Performance fees(3)	803	340,512	1,102	561,527	343,835

Administration fees	16,306	14,036	9,128	52,751	42,986

Other	6,905	472	—	10,891	7,875

Total net revenues and other income	102,572	418,010	57,240	880,353	593,588

Employee compensation and benefits	(28,959)	(56,518)	(3,735)	(160,717)	(110,526)

General, adminstrative and other	(25,891)	(27,979)	(16,576)	(104,177)	(79,634)

Net interest income	3,048	171	1,029	5,749	4,694

GAAP net income before taxes	50,770	333,685	37,958	621,208	408,122

Income tax expense	(4,735)	(25,031)	(1,803)	(47,443)	(33,020)

GAAP net income after taxes	46,035	308,654	36,155	573,765	375,102

Limited partner profit share	(17,000)	(184,047)	(25,000)	(332,420)	(207,500)

Non-GAAP adjusted net income (4)	29,035	124,607	11,155	241,345	167,602

Management fees and Administration fees/Avg. net AUM (5)	1.9%	1.8%	1.7%	1.8%	1.8%
Total net revenues and other income/Avg. net AUM(5)	2.1%	9.6%	1.7%	5.2%	4.5%
Employee compensation and benefits and limited partner profit share/Total net revenues and other income	45%	58%	50%	56%	54%
General, administrative and other expenses/Total net revenues and other income	25%	7%	29%	12%	13%
Non-GAAP adjusted net income/Total net revenues and other income	28%	30%	19%	27%	28%
Effective income tax rate	14%	17%	14%	16%	16%

(1)	LTM period is Oct 1, 2006 to Sept 30, 2007.

(2)	YTD period is Jan 1, 2007 to Sept 30, 2007.

(3)	Performance fees are recognised when they crystallize, generally on June 30 and December 31 each year.

As a result, the performance fee revenues do not reflect revenues from uncrystallised performance fees during Q1 and Q3.

(4)	See “Non-GAAP Financial Measures” for further detail.

(5)	Ratios annualized for Q3 2006 as well as Q2 and Q3 2007.

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Composition of Assets Under Management Supplement
(USD in millions)

	As of June 30,		YOY	As of September 30,		YOY	Qtr on Qtr% Change
	2007	2006	% Change	2007	2006	% Change	Q32007	Q32006

Alternative strategy	$12,826	$9,059	42%	$14,713	$9,184	60%	15%	1%
Long-only	4,432	3,730	19%	4,561	3,735	22%	3%	0%
Internal FoHF	1,627	1,086	50%	1,651	1,089	52%	1%	0%
External FoHF	599	477	26%	598	511	17%	0%	7%

Gross Fund-Based AUM	19,485	14,351	36%	21,524	14,519	48%	10%	1%

Managed accounts	1,843	937	97%	1,905	1,042	83%	3%	11%
Cash	194	339	(43%)	164	372	(56%)	(16%)	10%

Total Gross AUM	21,522	15,627	38%	23,593	15,932	48%	10%	2%

Less: internal FoHF investments in GLG funds	(1,642)	(1,020)	61%	(1,653)	(1,091)	52%	1%	7%
Less: external FoHF investments in GLG funds	(56)	(13)	343%	(55)	(48)	15%	(1%)	281%
Less: alternatives fund-in-fund investments	(1,239)	(1,127)	10%	(1,419)	(1,075)	32%	14%	(5%)

Net AUM	$18,585	$13,467	38%	$20,466	$13,718	49%	10%	2%

	Three Months Ended June 30,		Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006	2007	2006
Opening Gross Fund-Based AUM	$17,060	$12,934	$19,485	$14,351	$16,053	$11,484
Fund-based inflows (net of redemptions)	1,393	1,407	1,798	(72)	3,350	1,541
Fund-based net performance (gains net of losses)	1,032	10	241	240	2,121	1,494

Closing Gross Fund-Based AUM	$19,485	$14,351	$21,524	$14,519	$21,524	$14,519

% of Opening Gross Fund-Based AUM
Gross Fund-based inflows (net of redemptions)	8.2%	10.9%	9.2%	(0.5%)	20.9%	13.4%
Gross Fund-based net performance (gains net of losses)	6.0%	0.1%	1.2%	1.7%	13.2%	13.0%

Opening Managed Accounts AUM	$1,398	$505	$1,843	$937	$1,233	$335
Inflows (net of redemptions)	351	536	38	96	457	766
Net performance (gains net of losses)	94	(104)	24	8	215	(60)

Closing Managed Accounts AUM	$1,843	$937	$1,905	$1,042	$1,905	$1,042

% of Opening Managed Accounts AUM
Inflows (net of redemptions)	25.1%	106.1%	2.1%	10.3%	37.1%	228.8%
Net Performance (gains net of losses)	6.7%	(20.6%)	1.3%	0.9%	17.5%	(17.9%)
Note: Net performance is based on both opening AUM and inflows during the period and can be influenced by heavy inflows and fluctuations in currencies.

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